SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  August 17, 2005

HarborView Mortgage Loan Trust 2004-7,

HarborView Mortgage Pass-Through Certificates, Series 2004-7

Greenwich Capital Acceptance, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	33-42443 (Commission File Number)	06-1199884 (IRS Employer ID Number)

600 Steamboat Road Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:	(203) 625-2700

No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 8.01.  Other Events.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated December 6, 2004, in connection with the issuance of HarborView Mortgage Loan Trust 2004-7, HarborView Mortgage Pass-Through Certificates, Series 2004-7, in order to amend Article XII of the Pooling and Servicing Agreement by and among GREENWICH CAPITAL ACCEPTANCE, INC., as depositor, GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., as seller, WELLS FARGO BANK, N.A., as master servicer and securities administrator and DEUTSCHE BANK NATIONAL TRUST COMPANY, as trustee and custodian.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1*

Pooling and Servicing Agreement

4.2

Amendment No. 1 to the Pooling and Servicing Agreement

* Incorporated by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.,

By:

/s/ Shakti Radhakishun

Name: Shakti Radhakishun

Title:   Senior Vice President

Dated:  August 17, 2005

EXHIBIT 4.2